Nature of the Business	6 Months Ended
Jun. 30, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Nature of the Business	Nature of the Business
Autolus Therapeutics plc (the “Company”) is a biopharmaceutical company developing next-generation programmed T cell therapies for the treatment of cancer. Using its broad suite of proprietary and modular T cell programming technologies, the Company is engineering precisely targeted, controlled and highly active T cell therapies that are designed to better recognize cancer cells, break down their defense mechanisms and attack and kill these cells. The Company believes its programmed T cell therapies have the potential to be best-in-class and to offer cancer patients substantial benefits over the existing standard of care, including the potential for cure in some patients.
The Company is subject to risks and uncertainties common to early-stage companies in the biotechnology industry, including, but not limited to, development by competitors of new technological innovations, dependence on key personnel, protection of proprietary technology, compliance with government regulations and the ability to secure additional capital to fund operations. Product candidates currently under development will require significant additional research and development efforts, including preclinical and clinical testing and regulatory approval, prior to commercialization. These efforts require significant amounts of capital, adequate personnel and infrastructure and extensive compliance-reporting capabilities. Even if the Company’s product development efforts are successful, it is uncertain when, if ever, the Company will realize revenue from its product sales.
The Company has funded its operations primarily with proceeds from the sale of equity securities through public offerings and sales pursuant to the Company's at-the-market facility, government grants, U.K. research and development tax credits and receipts from the U.K.'s Research and Development Expenditure Credit program, ("RDEC"), out-licensing arrangements and strategic collaboration agreements. The Company has incurred recurring losses since its inception, including net losses of $45.6 million and $42.1 million for the three months ended June 30, 2023 and 2022, respectively and $85.4 million and $79.1 million for the six months ended June 30, 2023 and 2022, respectively. The Company had an accumulated deficit of $755.5 million and $670.2 million as of June 30, 2023 and December 31, 2022, respectively. The Company expects to continue to generate operating losses in the foreseeable future. The Company’s inability to raise additional capital as and when needed could have a negative impact on its financial condition and ability to pursue its business strategies. There can be no assurances, however, that the current operating plan will be achieved or that additional funding will be available on terms acceptable to the Company, or at all. As of the date these unaudited condensed consolidated financial statements are issued, the Company expects that its cash and cash equivalents at June 30, 2023 of $307.5 million will be sufficient to fund the Company’s operations for at least twelve months from the issuance date of these unaudited condensed consolidated financial statements and accordingly have been prepared on the going concern basis.